                                                                   EXHIBIT 10.10



                                 [GENICOM LOGO]

                        1996 INCENTIVE COMPENSATION PLAN
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                        1996 INCENTIVE COMPENSATION PLAN



The progress of each employee, each segment of our business and the Corporation depend significantly on the contributions employees make through their assigned work. Employee contributions are influenced to a large extent by the management of the Corporation's compensation plans. These plans determine the appropriate type and amount of compensation employees receive for the work they do and the compensation cost to the Corporation.

The Company's annual Salary Plan Program provides merit increases to recognize individual effort and contributions, growth in position, as well as internal and external market equity.

Additionally, it is the policy of GENICOM Corporation to provide an incentive compensation plan which will encourage work situations in which maximum employee contributions can be made and appropriately rewarded.

To this end, staff level executives will develop performance targets for functions for which they are responsible. Functional performance targets must support the Annual Operating Plan and be approved by the President and Chief Executive Officer.

Incentive Compensation criterion should be objective, quantifiable, and accepted as relevant by the CEO and the Board of Directors. Indices should focus on activities that can be significantly affected by the participants and should be as explicit as possible. Actual performance will be compared with performance targets to determine level of incentive compensation.

For fiscal year ending December 27, 1996, the Incentive Compensation pool will not exceed $800,000. The maximum award pool will consist of 4 increments each of which will become individually available based upon meeting the following Corporate objectives:

CORPORATE OBJECTIVES                                                                       WEIGHTING
---------------------------------------------------------------------------------------------------------
1.  Revenue Plan - $318M Revenue in FY1996, worldwide, consolidated; growth year to             25%
    year

---------------------------------------------------------------------------------------------------------
2.  Profit to Plan - $8.5M Pretax Income in FY1996, worldwide, consolidated;                    25%
    improvement year to year

---------------------------------------------------------------------------------------------------------
3.  Inventory - $30M year end                                                                   25%

---------------------------------------------------------------------------------------------------------
4.  ROI -22.9%                                                                                  25%

---------------------------------------------------------------------------------------------------------

Additionally, specific functional objectives will be established and weighted relative to Corporate goal achievements. Corporate Objectives represent 70% of the total Incentive Compensation potential; Functional Objectives represent 30% of the total Incentive Compensation potential. Failure to obtain an objective will result in a weighted reduction from the total Incentive Compensation pool.

Objectives will be measured semi-annually and awards measured according to half-year target achievement. All payments of Incentive Compensation are subject to the sole discretion of the Board of Directors and the CEO.





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                        1996 INCENTIVE COMPENSATION PLAN


                                    TARGETS


FIRST HALF 1996 CORPORATE OBJECTIVES - INCENTIVE COMPENSATION                              WEIGHTING
---------------------------------------------------------------------------------------------------------
1.  Revenue Plan - $151M Revenue in FH1996, worldwide, consolidated                             25%

---------------------------------------------------------------------------------------------------------
2.  Profit to Plan - $2.5M Pretax Income in FH1996, worldwide, consolidated                     25%

---------------------------------------------------------------------------------------------------------
3.  Inventory - $38.8M                                                                          25%

---------------------------------------------------------------------------------------------------------
4.  ROI - 14.3%                                                                                 25%

---------------------------------------------------------------------------------------------------------


SECOND HALF 1996 CORPORATE OBJECTIVES - INCENTIVE COMPENSATION                             WEIGHTING
---------------------------------------------------------------------------------------------------------
1.  Revenue Plan - $167M Revenue in SH1996, worldwide, consolidated                             25%

---------------------------------------------------------------------------------------------------------
2.  Profit to Plan - $6.0M Pretax Income in SH1996, worldwide, consolidated                     25%

---------------------------------------------------------------------------------------------------------
3.  Inventory - 30.0M                                                                           25%

---------------------------------------------------------------------------------------------------------
4.  ROI - 30.8%                                                                                 25%

---------------------------------------------------------------------------------------------------------





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                        1996 INCENTIVE COMPENSATION PLAN



SECTION I  OBJECTIVES

The objectives of the Executive Incentive Compensation Plan are as follows:

- Reward management for achievement of short-term objectives which are geared toward the growth and profitability of GENICOM.

- Provide a program which is an integral part of the executive compensation program.

- Provide a program to assist in retention and motivation of senior management.


The Executive Compensation Program consists of both short and long-term focused elements:

 -  BASE SALARY                   Based on external market; individual
                                  qualifications; position value

 -  MERIT INCREASES               Based on individual performance and market
                                  trends

 -  AWARDS                        Individual or group achievement of a
                                  specific project/program

 -  SHORT TERM INCENTIVES         Based on Corporate/Function/Individual
                                  performance

 -  LONG TERM INCENTIVES          Based on Corporate long-term growth and
                                  performance

 -  PERQUISITES                   Based on market and position recognition





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                        1996 INCENTIVE COMPENSATION PLAN


SECTION II  ELIGIBLE EMPLOYEES

Employees of the Corporation eligible for selection as participants shall be those:

- Whose positions are evaluated as Director level or above under the Corporation's salaried employee salary structure at the end of the applicable half-year, or at the end of their employment in the applicable period or,

- Whose positions in an Affiliate are evaluated as being equivalent in responsibility to Position of Director level or above at the end of the applicable period, or at the end of their employment in the applicable half-year, and who shall have completed at least twelve months of continuous service by the end of the applicable period or,

- Who having on that date completed less than twelve months of such service, are specifically approved for participation by the Chairman of the Board and President/Chief Executive Officer or,

- Who does not meet the above position level requirements but whose contributions merit special consideration and who are specifically approved for participation by the Chairman of the Board and President/Chief Executive Officer, and, who are not participants in any other variable compensation plan such as the variable compensation plan for Field Sales personnel.

SECTION III  GOAL ATTAINMENT

Achievement of Incentive Compensation is dependent upon achievement of pre-established Corporate and Functional Objectives. The weight factor for these objectives for 1996 are:

                 Corporate Goals/Objectives                                  70%
                 Business Segment or Functional Goal/Objectives              30%

The objectives for 1996 are included with this package.

A Cooperative and Supportive team effort is a basic condition of employment for all employees -- but particularly members of management. Proactive support of Corporate goals, directions, priorities and a cooperative work effort to achieve these objectives and goals. Teamwork is an expected condition of employment. Full and pro-active support of Corporate goals and objectives, (including those outside of a participant's area of responsibility) are implied requirements.





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                        1996 INCENTIVE COMPENSATION PLAN


SECTION IV  ADDITIONAL COMPENSATION OPPORTUNITY

The Board of Directors, upon recommendation of the President and CEO, may approve additional executive compensation above targeted percentages. This additional incentive compensation may be awarded if:

             a. The Corporation exceeds the performance goals established for the corporate portion of this plan and/or

             b. a functional area exceeds the performance targets established for that function.

The amount of additional incentive compensation awarded will be determined by the Board of Directors, based on the recommendation of the President and CEO.

SECTION V  SELECTION OF PARTICIPANTS AND DETERMINATION OF ALLOTMENTS

BOARD SELECTION

At the end of the applicable half-year period, the Board of Directors shall select as participants from those in the following position in the Corporation and determine the allotments to each such participant:

             a. The employee occupying the position of President/Chief Executive Officer and,

             b. all other employees who are officers of the Corporation or employees whose positions are in an Affiliate and evaluated as being equivalent to an officer position of the Corporation.

BOARD DELEGATION

The Board of Directors has delegated authority to the officers of the Corporation approved by the CEO to select as participants employees in positions other than those covered above and to determine the allotments to such participants. Such individual allotments are to be paid from a total allotment which is determined by the Board.

BASIS OF SELECTION

Allotments to individual participants shall be determined on the basis of an assessment of the participant's contribution to, and performance with, the Corporation during the applicable period.

FUTURE ALLOTMENTS

The selection of an employee as a participant is not to be construed as an assurance of an allotment for that half-year, or selection as a participant for any future period.





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                        1996 INCENTIVE COMPENSATION PLAN


REMOVALS

A participant whose employment with the Corporation is terminated because of death, retirement, or disability:

             a. after the close of the applicable half-year, but prior to the actual distribution of allotment for such period, may be awarded a full allotment of that period,

             b. after the beginning but prior to the end of the applicable half-year period, may be awarded an allotment based upon the actual period of employment with the Corporation within the period.

Management initiated separation or voluntary separation constitutes removal from this plan.



SECTION VI  PAYMENT OF CURRENT ALLOTMENTS

TIME OF PAYMENT

Allotments will be paid semi-annually as soon as is practical after the Board approves the allotments for the applicable period of the award year.

PAYMENT AFTER DEATH

If a participant dies prior to payment of his/her allotment, the entire allotment shall be paid to his/her estate, less any benefit plan deductions and taxes required to be withheld.



SECTION VII  GENERAL CONDITIONS

Employee contributions to the Retirement Savings Plan 401(k) will be deducted from the Incentive Compensation unless otherwise requesting (in writing) by the participant prior to payment of Incentive Compensation.





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                        1996 INCENTIVE COMPENSATION PLAN


                         FUNCTIONAL PERFORMANCE INDICES
                                FIRST HALF 1996

NAME:
---------------------------------------------------------------------------------------------------------------

TITLE:                                                       DATE:
---------------------------------------------------------------------------------------------------------------

Subject to the provisions of the 1996 Incentive Compensation Plan, your incentive compensation for the first half of 1996 ending June 30, 1996 will be based on a weighted achievement of corporate and functional performance objectives. At the discretion of the Board of Directors, after reviewing corporate performance as well as Functional performance, the amount of incentive compensation will be determined. Listed below are your 1996 First Half Functional goals. Corporate goals are tied to the January, 1996 Annual Operating Plan commitments to the Board of Directors.

                                                                              Individual Award
Performance Indices                                                                 Weight
----------------------------------------------------------------------------------------------
1.
----------------------------------------------------------------------------------------------

2.
----------------------------------------------------------------------------------------------

3.
----------------------------------------------------------------------------------------------

4.
----------------------------------------------------------------------------------------------

5.
----------------------------------------------------------------------------------------------

Additional Accomplishments
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                                              Total Individual Award Weight:
----------------------------------------------------------------------------------------------



Prepared by:                                                                 Date:
                 ---------------------------------------------------               -------------------
Approved by:                                                                 Date:
                 ---------------------------------------------------               -------------------
                                                                             Date:
                 ---------------------------------------------------               -------------------





                                     page 7
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                        1996 INCENTIVE COMPENSATION PLAN


                         FUNCTIONAL FIRST HALF RESULTS

NAME:
-------------------------------------------------------------------------------------------------

TITLE:                                                       DATE:
-------------------------------------------------------------------------------------------------


                                                                                 Percent of Goal
Results Achieved:                                                                   Attained
-------------------------------------------------------------------------------------------------
1.                                                                                      %
-------------------------------------------------------------------------------------------------

2.                                                                                      %
-------------------------------------------------------------------------------------------------

3.                                                                                      %
-------------------------------------------------------------------------------------------------

4.                                                                                      %
-------------------------------------------------------------------------------------------------

5.                                                                                      %
-------------------------------------------------------------------------------------------------




Additional First Half 1996 Accomplishments

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------


Approved by:                                                                 Date:
                 ---------------------------------------------------               -------------------
                 Vice President
                                                                             Date:
                 ---------------------------------------------------               -------------------
                 President/CEO





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                        1996 INCENTIVE COMPENSATION PLAN



                RETIREMENT SAVINGS PLAN WITHHOLDING DESIGNATION
                    AS IT PERTAINS TO INCENTIVE COMPENSATION


--------------------------------------------------------------------------------
Name                  Social Security #       Work location           Work phone

--------------------------------------------------------------------------------



Your Retirement Savings Plan contribution will automatically be withheld from any incentive compensation disbursement you may receive, unless you designate otherwise. Please indicate your election below and return with your Incentive Compensation Plan receipt confirmation.


[ ] Yes, I want my normal Retirement Savings Plan contribution withheld from any 1996 incentive compensation disbursement I may receive.

[ ] No, I do not want my normal Retirement Savings Plan contribution withheld from any 1996 incentive compensation disbursement I may receive.

[ ]      I do not participate in the Retirement Savings Plan.

Signature:                                             Date:
          --------------------------------------------       ------------------





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                        1996 INCENTIVE COMPENSATION PLAN





I have received a copy of the GENICOM 1996 Incentive Compensation Plan and a copy of my Functional objectives for 1996.

Attached is my completed Retirement Savings Plan contribution designation form.



Participant:                                            Date:
             -----------------------------------------       ------------------





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